Bill Rogers, EVP & Chief Financial Officer Scott Doyle, SVP Regulatory & Public Affairs CenterPoint Energy Electric & Natural Gas Utilities in Texas September 30, 2015 Exhibit 99.1

investors.centerpointenergy.com

Cautionary Statement
This presentation contains statements concerning our expectations, beliefs, plans, objectives, goals, strategies, future events or performance
or underlying assumptions (including future dividends) and other statements that are not historical facts.  These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You
should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied by these statements.  You can generally identify our forward-looking statements by the words “anticipate,” “believe,”
“continue,” “could,” “estimate,” “expect,” “forecast,” “goal,”  “intend,”  “may,” “objective,” “plan,” “potential,” “predict,” “projection,”
“should,” “will,” or other similar words.  The absence of these words, however, does not mean that the statements are not forward-looking.
We have based our forward-looking statements on our management's beliefs and assumptions based on information currently available to our management at the time the statements are made.  We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results.  Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements.
Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include but are not limited to the timing and impact of future regulatory, legislative and IRS decisions, financial market conditions, future market conditions, economic and employment conditions, customer growth and other factors described in CenterPoint Energy, Inc.’s Form 10-K for the period ended December 31, 2014 under “Risk Factors” and “Management’s
Discussion
and
Analysis
of
Financial
Condition
and
Results
of
Operations
-
Certain
Factors
Affecting
Future
Earnings,”
in
CenterPoint
Energy, Inc.’s Form 10-Q for the quarter ended June 30, 2015 under “Cautionary Statement Regarding Forward-
Looking Information,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of
Operations of CenterPoint Energy, Inc. and Subsidiaries” and in other filings with the SEC by CenterPoint Energy, which can be found
at
www.centerpointenergy.com
on
the
Investor
Relations
page
or
on
the
SEC’s
website
at
www.sec.gov.
This presentation contains time sensitive information that is accurate as of the date hereof.  Some of the information in this presentation is unaudited and may be subject to change.  We undertake no obligation to update the information presented herein except as required by law.
Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investors page of our website.  In the future, we will continue to use these channels to distribute material information about CenterPoint Energy and to communicate important information about CenterPoint Energy, key personnel, corporate initiatives, regulatory updates and other matters.  Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in
CenterPoint Energy to review the information we post on our website.

investors.centerpointenergy.com

2014 Operating Income and Equity in Earnings of
Unconsolidated Affiliates
1
2014 10-K, pg. 72, Statement of Consolidated Income, Operating income: $935 million + Equity in earnings of unconsolidated affiliates: $308 million = $1,243 million
2
2014
10-K,
pg.
103,
Note
9
–
Unconsolidated
Affiliates,
Equity
in
Earnings
of
Unconsolidated
Affiliates,
net,
Enable
Midstream
Partners,
LP:
$303
million
+
Southeast
Supply
Header,
LLC:
$5
million = $308 million (24.8% of $1,243 million)
3
2014 10-K, pg. 49, Operating Income (Loss) by Business Segment, Energy Services: $52 million (4.1% of $1,243 million)
4
investors.centerpointenergy.com,
“Regulatory
Information”
section,
“Natural
Gas
Utilities”
presentation,
pgs.
2,
3,
5,
6
-
AR
Op
Income:
$40
million,
LA
Op
Income:
$13
million,
MS
Op
Income:
$8 million, OK Op Income: $7 million;  2014 10-K, pg. 49, Operating Income (Loss) by Business Segment, Other Operations: $1 million, $3 million included for rounding to tie to Natural Gas
Distribution Operating Income = $72 million (5.8% of $1,243 million)
5
investors.centerpointenergy.com, “Regulatory Information” section, “Natural Gas Utilities” presentation, pg. 4 MN Op Income: $118 million (9.5% of $1,243 million)
6
investors.centerpointenergy.com, “Regulatory Information” section, “Natural Gas Utilities” presentation, pg. 7 TX Op Income: $98 million; 2014 10-K pg. 49 Operating Income (Loss) by
Business Segment , Electric T&D: $595 million = $693 million (55.8% of $1,243 million)
Texas Utilities
55.8%
Minnesota
9.5%
Arkansas,
Louisiana,
Oklahoma,
Mississippi and
Other
5.8%
Energy
Services
4.1%
Midstream
Investments
24.8%
2014 Operating Income and Equity in Earnings of
Unconsolidated Affiliates
Total: $1,243 million
3
4
5
6
2
1

investors.centerpointenergy.com

Texas Natural Gas Distribution
2014 Key Highlights
•
Average Rate Base: $815 million
•
Operating Income: $98 million
•
Capital Expenditures: $176 million
•
Miles of Main: 30,986
•
Miles of Service: 20,737
Authorized Rate Structure
1,2
•
Capital Structure weighted average, 45%
Debt / 55% Equity
•
Authorized weighted average ROE: 10.31%
•
Authorized weighted average ROR:   8.66%
Texas Natural Gas Distribution
Customers as of December 31, 2014
Residential
1,546,404
Commercial / Industrial
91,141
Total Customers
1,637,545
1
investors.centerpointenergy.com, “Regulatory Information” section, “Natural Gas Utilities” presentation, pg. 7
2
Blended weighted average of Houston, Texas Coast, South Texas, and Beaumont/East Texas as of March 31, 2015
3
2014 10-K, pg. 5, Natural Gas Distribution customers by state
1
3

investors.centerpointenergy.com

Houston Electric Transmission & Distribution
2014 Key Highlights
•
Average Rate Base: $4,090 million
1
•
Operating Income: $477 million
2
•
Capital Expenditures: $818 million
3
•
37% Transmission; 59% Distribution
•
~55,000 new meters
4
•
ERCOT deemed critical the Brazos Valley
Connection, an estimated $276-383 million
transmission line expected to be in service mid-2018
5
•
Authorized ROE: 10%
6
Raising high voltage transmission towers to accommodate new
Highway US-99 corridor and serve load growth
1
investors.centerpointenergy.com, “Financial Information” section, “2014 Supplemental Materials” PDF, pg. 9
2
investors.centerpointenergy.com, “Financial Information” section, “2014 Supplemental Materials” PDF, pg. 6
3
investors.centerpointenergy.com, “Financial Information” section, “2014 Supplemental Materials” PDF, pg. 8
4
investors.centerpointenergy.com, “Financial Information” section, “2014 Supplemental Materials” PDF, pg. 3
5
investors.centerpointenergy.com, “Second Quarter 2015 Earnings Call Presentation”, pg. 10
6
investors.centerpointenergy.com, “4
Quarter and Full Year 2014 Earnings Conference Call Transcript”, pg. 17
7
2014 10-K, pg. 50, Electric Transmission & Distribution, Number of metered customers at end of period
Houston Electric Metered Customers as of
December 31, 2014
7
Residential
2,033,027
Total Customers
2,299,247
th

investors.centerpointenergy.com

Constructive Regulatory Mechanisms in Texas
Electric Transmission & Distribution
1
Mechanism
Recovers
Filing Timeline
Distribution Capital Recovery
Factor (DCRF)
Distribution Capital
•
Annually in April
•
Rates effective in September
Transmission Cost of Service
(TCOS)
Transmission
Capital
•
Twice per
year
•
Rates effective ~3 months after filing
Energy Efficiency Cost Recovery
Factor
(EECRF)
Energy Efficiency
Program Incentive and
Expenses
•
Annually
Pension Expense
Deferral
Pension Expense
Variance
•
Reconciled
in future rate case
Bad Debt
Deferral
Bad Debt from
Defaults by
REPs
•
Reconciled in future rate case
Mechanism
Recovers
Filing Timeline
Gas Reliability Infrastructure
Program (GRIP)
Capital Investment
•
Filed annually
•
Rates
effective
60-105
days
after
filing
Pension Expense
Deferral
Pension Expense
Variance
•
Reconciled in
future rate case
Texas Natural Gas Distribution
2
1
investors.centerpointenergy.com, “Regulatory Information” section, “Houston Electric” presentation, pg. 2; 2014 10-K, pg. 21, Bad Debt Deferral; 2014 10-K, pg. 44, Pension Expense Deferral
2
investors.centerpointenergy.com, “Regulatory Information” section, “Natural Gas Utilities” presentation, pg. 7